2018 Shareholder Presentation James O. Miller – Chairman Dennis G. Shaffer – Chief Executive Officer & President NASDAQ: CIVB Exhibit 99.1

Forward-Looking Statements. This presentation may contain forward-looking statements within the meaning of such term in federal securities law. Forward-looking statements express management’s current expectations, forecasts of future events or long-term goals, and may be based upon beliefs, expectations and assumptions of the Company’s management are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “intend,” “estimate,” “may,” “will,” “would,” “could,” “should” or other similar expressions. All statements in this material speak only as of the date they are made, and we undertake no obligation to update any statement. A number of factor, many of which are beyond the ability of the Company to control or predict, could cause the actual results to differ materially from those in its forward-looking statements. Additional information regarding such risks can be found in public documents on file with the SEC, including those risks identified in “Item 1A. Risk Factors” of Part I of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. Use of Non-GAAP Financial Measures. This presentation contains certain financial information determined by methods other than in accordance with accounting principals generally accepted in the United States (“GAAP”). These non-GAAP financial measures include “Adjusted Noninterest Income”, “Adjusted Noninterest Expense”, “Adjusted Net Income”, “Adjusted Net Income Available to Common Shareholders”, “Adjusted Diluted Earnings per Common Share”, “Adjusted Return on Average Assets”, “Adjusted Return on Average Equity”, “Adjusted Efficiency ratio”, “Tangible Book Value per Share” and “Tangible Common Equity to Tangible Assets”. The Company believes that these non-GAAP financial measures provide both management and investors a more complete understanding of the Company’s profitability. These non-GAAP financial measures are supplemental and are not a substitute for any analysis based on GAAP Measures. Not all companies use the same calculation of these measures; therefore this presentation may not be comparable to other similarly titled measures as presented by other companies. Reconciliations of these non-GAAP measures are provided in the Appendix section of this presentation.

Contact Information Civista Bancshares, Inc.’s common shares are traded on the NASDAQ Capital Market under the symbol “CIVB.” The Company’s depository shares, each representing 1/40th ownership interest in a Series B Preferred Share, are traded on the NASDAQ Capital Market under the symbol “CIVBP.” Additional information can be found at: www.civb.com Dennis G. Shaffer President & Chief Executive Officer dgshaffer@civb.com Telephone: 888.645.4121

Corporate Overview 2018 Strategic and Financial Performance Highlights Stock and Shareholder Return Performance Strategic Priorities Growth Customer Experience People Revenue Diversification/Fee Income Growth/Efficiency Technology/Cyber Security

Corporate Overview 5

Corporate Overview Bank originally founded in 1884 2019 marks the 135th Anniversary of Civista Bank 10th Largest Publicly Traded Commercial Bank Headquartered in Ohio Community Banking Focused Operations in 12 Ohio, 2 Indiana and 1 Kentucky Counties 35 Branches & 3 Loan Production Offices Operations in the 5 largest Ohio MSAs Franchise Poised for Acquisitions and Organic Growth Completed 7 acquisitions in CIVB history Full-Service Banking Organization with Diversified Revenue Streams Commercial Banking Retail Banking Wealth Management Mortgage Banking Tax Refund Processing

Experienced Management Team Dennis G. Shaffer SVP & Chief Operating Officer 33 years of banking experience Joined in 2007 Richard J. Dutton SVP & Chief Lending Officer 30 years of banking experience Joined in 2016 Charles A. Parcher SVP & General Counsel 15 years of banking experience Joined in 2018 Lance A. Morrison SVP & Controller 30 years of banking experience Joined in 1988 Todd A. Michel SVP & Chief Risk Officer 23 years of banking experience Joined in 2013 John A. Betts SVP & Chief Credit Officer 33 years of banking experience Joined in 2010 Paul J. Stark Donna M. Jaskolski SVP & Customer Experience Officer 16 years of banking experience Joined in 2017 CEO & President President, Civista Bank 33 years of banking experience Joined in 2009

$300 million in loans $456 million in deposits 44% of deposit share in our markets #1 deposit market share in Dearborn County (IN) & #4 in Ripley County (IN) Branch Footprint Source: S&P Global Market Intelligence, FDIC. Deposit market share information as of June 30, 2018. Sandusky / Akron / Cleveland, Ohio $775 million in loans $669 million in deposits 12 locations #1 deposit market share in Sandusky, Ohio with ~49% market share North Central Ohio $79 million in loans $175 million in deposits 7 locations ~ 35% deposit share in our markets $309 million in loans $199 million in deposits 7 locations 21% deposit market share in the rural markets West Central Ohio Greater Dayton, Ohio $99 million in loans $81 million in deposits 3 locations ~ 4% deposit share in our markets Southeastern Indiana/Cincinnati

2018 Strategic and Financial Performance Highlights 9

2018 Highlights Completed 7th and largest acquisition in CIVB history Closed and converted UCB transaction 9/14/18 Reported Net Income of $13.2 million Adjusted Net Income of $24,650 without $11,470 integration and acquisition expense Continued strong year-to-date returns in 2018 ROAA: 0.81% - actual 1.47% - adjusted 2 ROAE: 6.50% - actual11.78% - adjusted 2 Continued strong record of attracting low-cost deposits and managing an above-peer net-interest margin FTE NIM 4.21% Noninterest income enhanced by unique tax refund processing platform Source: Company Management and SNL Financial. 2 Pages 33-35 show 2018 ratios adjusted for merger related expense

Financial Highlights Source: Company Management and SNL Financial. 1 Pages 33-35 show 2018 ratios adjusted for merger related expense 2 Non-GAAP reconciliation on page 36.

Increasing Shareholder Value Source: Company management and SNL Financial. 2 Non-GAAP reconciliation on page 36 3 Pages 33-35 show 2018 ratios adjusted for merger related expense Tangible Book Value per Share2 Diluted EPS 3

Source: Company Management and SNL Financial. 2018 Peer data as of 12/31/2018, or the latest available date. Note: Comparable peers include public banks +/- 20% CIVB’s asset size in Ohio and contiguous states. Deposit Mix Total Deposits: $1.6 billion 2018 Total Cost of Deposits: 0.28% 30% Noninterest Bearing Demand Deposits Split between Commercial (59%) and Retail (41%) 2018 Loan/Deposit Ratio: 99% Total Cost of Deposits (%)

Source: Company Management and SNL Financial. 2018 Peer data as of 12/31/2018, or the latest available date. Note: Comparable peers include public banks +/- 20% CIVB’s asset size in Ohio and contiguous states. Loan Mix Total Gross Loans: $1.6 billion 2018 Loan Yield: 5.04% CRE to RBC ratio: 289.9% Yield on Loans (%)

Peer Leading FTE Net Interest Margin Source: SNL Financial. 2018 Peer data as of 12/31/2018, or the latest available date. Note: Comparable peers include public banks +/- 20% CIVB’s asset size in Ohio and contiguous states.

Effectively Managing Assets & Liabilities Assets Asset duration of less than two years Encourage variable-rate commercial lending or swap into variable, if appropriate Generally limit fixed-rate terms to five years Sell fixed-rate mortgages Sold 74% of mortgage loans originated in 2018 Liabilities Liability duration greater than three years Focus on low-cost “sticky” demand deposits Non-maturing interest-bearing deposits 30% of deposits are non-interest bearing accounts Cost of interest –bearing deposits increased: 22 basis points during the fourth quarter 13 basis points year-over-year

Source: Company Management and SNL Financial. 1 LTM basis 2 Excluding PCI (purchased credit impaired loans). Strong Asset Quality Reserves / NPLs NCOs 1 / Average Loans Loan Loss Reserves / Gross Loans Loan Loss Reserves / Gross Loans Nonaccrual & 90 days Past Due2 / Gross Loans

Profitability & Returns Analysis Source: Company Management and SNL Financial. 2 Pages 33-35 show 2018 ratios adjusted for merger related expense Diluted Earnings per Share 2 ROAE 2 ROAA 2 Net Income Available to Common Shareholders 2

Source: Company Management and SNL Financial. Operating Results

Stock Performance and Shareholder Return 20

Stock Performance Increased Market Cap (MM) $100,633 – Dec ’15 $341,074 – Mar ’19 70% Stock Price Increase Dec ‘15 vs Mar ‘19 Increased Stock Liquidity 5,427 shares/day – Dec ‘15 39,966 shares/day – Mar ‘19

Shareholder Return 22

Strategic Priorities: Growth Customer Experience People Revenue Diversification/Fee Income Growth/Efficiency Technology and Cyber Security 23

Strategic Priorities The Importance of Growth Source: Company Management and SNL Financial. More earning assets, supported by controlled costs Leads to better earnings, more profitability More size leads to scalability Increased earnings will support new fee based business lines to help diversify the revenue stream Larger lending limits Allows the opportunity for expansion of relationships with our most creditworthy, larger clients Total Assets $ in 000s Total Gross Loans $ in millions Total Deposits $ in millions

Strategic Priorities Growth: Organic and M&A Source: Company Management and SNL Financial. Civista has grown approximately $1 billion since January 2013 Completed two acquisitions since 2015 Acquisition of United Community Bancorp in September 2018 Acquisition of TCNB Financial Corp. in March 2015 These two acquisitions resulted in growth of approximately $650 million Civista has increased noninterest income by $6.9 million or 62% since January 2013 Expanded commercial loan growth in Columbus, Cleveland, Akron and Dayton markets and added Cincinnati market Since January 2013, loan portfolios in these markets have increased $417 million

Strategic Priorities Growth: Looking Ahead Source: Company Management and SNL Financial. Continue to evaluate target markets for acquisition/branch expansion as well as the need to raise capital to support growth initiative Expand deposit gathering initiatives Hire additional Treasury Management Officer Implementation of Bank-at-Work program Improve commercial loan processing system Increase online and digital capabilities Establish CRM system to manage relationships Mining of data to assess client behaviors Increase awareness of the Civista brand

Strategic Priorities Customer Experience We continue to differentiate ourselves from our competition by providing a superior customer experience The primary purpose of this priority is making it easy to do business with Civista Continue to streamline processes, policies and products Reduce any “red tape” customers may encounter Continue to offer valued solutions and convenience tailored to the preference of our customers Invest in Technology Augment personal interactions Provide greater convenience and security Appropriately empower all employees to deal with customer concerns

Strategic Priorities People Developing our employees is a priority as our people are critical for our future success Continue to enhance employee leadership development programs Enhance reward and recognition programs to attract and retain employees Encourage diversity and inclusion of workforce ¹From AB Magazine. © 2018 SourceMedia, Inc.  All rights reserved. Used under license.

Strategic Priorities People

Strategic Priorities Revenue Diversification/Fee Income Growth/Efficiency Source: Company Management. 1 Pages 33-34 shows 2018 noninterest income adjusted for merger related expense. 2 Page 35 shows 2018 ratio adjusted for merger related expense. Efficiency Ratio 2 Noninterest Income / Average Assets 1 Fee Income Platform YTD Service charges on deposit accounts were $5.2 million and $4.8 million for 2018 and 2017, respectively Wealth Management Assets under management of ~$472 million in 2018 Increased Net Income Year-over-Year by $1 million Mortgage Banking YTD Gain on sale of loans, primarily mortgage loans, was $1.6 million and $1.7 million for 2018 and 2017, respectively Tax Refund Processing Platform ~$2.8 million in revenue Continued focus on: improving efficiency; operating leverage and branch network opportunities

Strategic Priorities Technology and Cyber Security Enhance the utilization of technology to leverage efficiency and improve internal and external customer experience Branch Anywhere Civista.bank website Loan Vantage Maintain policies, procedures and tools to protect our systems and information FraudEYE Digital Guardian

Thank You

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Non-GAAP Reconciliation